SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                                 FORM 8-K


                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported) September 15, 1997
                                                 __________________


                         KING WORLD PRODUCTIONS, INC.
           _____________________________________________________
            (Exact Name of Registrant as Specified in Charter)


      Delaware                   1-9244              13-2565808
___________________________________________________________________
(State or Other Jurisdiction    (Commission       (I.R.S. Employer
of Incorporation)               File Number)    Identification No.)


12400 Wilshire Boulevard, Los Angeles, California             90025
___________________________________________________________________
(Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code  (310) 826-1108
                                                    ______________


1700 Broadway, New York, New York                            10019
___________________________________________________________________
   (Former Name or Former Address, if Changed Since Last Report)


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Item 5.   Other Events.
          _____________

          On September 15, 1997, King World Productions, Inc. (the "Compa-ny"), issued a press release announcing the renewal of The Oprah Winfrey Show for the 1998-1999 and 1999-2000 broadcast seasons. Pursuant to its agreement with HARPO, in connection with the renewal the Company has issued options to purchase an aggregate 500,000 shares of Common Stock at a price of 39-5/16 per share.

          A copy of the press release is filed herewith as Exhibit 99.1.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhib-
its.      ________________________________________________________________
____

(c)  Exhibits.

          99.1      Press Release dated September 15, 1997.


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                                 SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              KING WORLD PRODUCTIONS, INC.,



                              By:    /s/Michael King
                                  Name: Michael King
                                  Title: Co-Chairman and Chief
                                  Executive Officer


Date:  September 15, 1997
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                             INDEX TO EXHIBITS


Exhibit                       Description
_______                       ___________

 99.1          Press Release dated September 15, 1997.